                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  X

     Filed by a party other than the registrant  / /

     Check the appropriate box:
     X    Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     / /  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CAPITAL DIMENSIONS, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     X    No fee required
     / /  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transactions applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
     / /  Fee paid previously with preliminary materials.
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                            CAPITAL DIMENSIONS, INC.

                       ----------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 17, 1997

--------------------------------------------------------------------------------



TO THE STOCKHOLDERS OF CAPITAL DIMENSIONS, INC.:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Capital Dimensions, Inc. (the "Company"), a Minnesota Corporation, will be held on Wednesday, December 17, 1997 at 3:30 p.m., at Two Appletree Square, Suite 326, Bloomington, Minnesota 55425, for the following purposes:

     1. To elect one director to hold office for a term of three years or until his successor is elected.

     2. To amend Article III of the Company's Articles of Incorporation to correct the inadvertent omission of language limiting the Company's purpose to providing assistance to small business concerns owned by socially or economically disadvantaged persons.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on November 14, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                         By Order of the Board of Directors,



                         Brenda L. Leonard,
                         VICE PRESIDENT AND CORPORATE SECRETARY

Bloomington, Minnesota
November 27, 1997


--------------------------------------------------------------------------------
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.
--------------------------------------------------------------------------------

                            CAPITAL DIMENSIONS, INC.
                         TWO APPLETREE SQUARE, SUITE 335
                             BLOOMINGTON, MN  55425

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

     This Proxy Statement is furnished to the shareholders of Capital Dimensions, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on December 17, 1997, and at any adjournment thereof. The mailing of this Proxy Statement to shareholders commenced on or about November 27, 1997.

     All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining information from, persons for whom they hold stock of the Company. The Company expects to solicict proxies by mail, but directors, officers and other employees of the Company may also solicit in person, by telephone, or by mail. The Company's principal offices are located at Two Appletree Square, Suite 335, Bloomington, Minnesota 55425.

     Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of the Company, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the Shareholder. If no direction is made, proxies received from shareholders will be voted "for" the proposal set forth in the Notice of Meeting.

     The total number of shares of stock outstanding and entitled to vote at the meeting as of November 14, 1997 (the record date) consisted of 1,725,438 shares of no par value common stock. Each share of common stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on November 14, 1997 will be entitled to vote at the meeting. The presence in person or by proxy of a majority of shares of common stock entitled to vote at the Annual Meeting of Shareholders will constitute a quorum for the transaction of business.

     Under Minnesota law, each item of business properly presented at a meeting of the Company's shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders for vote, but as unvoted for purposes of determining the approval of the matter from which the shareholder abstains. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                      BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     The following table sets forth certain ownership information as of September 30, 1997 with respect to the Common Stock for (i) those persons who directly or indirectly own, control or hold with the power to vote 5% or more of the outstanding Common Stock, (ii) each of the directors of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and officers as a group.

                                 SHARES             PERCENT OF
                              BENEFICIALLY            SHARES
BENEFICIAL OWNER                OWNED(1)            OUTSTANDING
----------------              ------------          -----------

Thomas F. Hunt, Jr.(2)           466,203               26.3%
555 East 215th
Jordan, MN 55352

Dean R. Pickerell                416,550               23.5
15120 Evelyn Lane
Minnetonka, MN 55345

Martin J. Kanter                  45,000                2.6
6624 Dovre Drive
Edina, MN 55436

Dale C. Showers (3)               39,000                2.3
903 Coventry Place
Edina, MN 55435

Katie G. Pearson                   6,000                  *
7321 Mariner Drive
Maple Grove, MN 55311

All Officers and Directors
as a Group (8) persons         1,057,425               57.1%

----------------

*    Less than 1%.

(1) Includes the following number of shares of Common Stock which may be issued pursuant to stock options that are exercisable within 60 days of September 30, 1997: Mr. Hunt, 48,000; Mr. Pickerell, 48,000; Ms. Pearson, 6,000; and
     all directors and officers as a group, 126,000 shares.
(2) Mr. Hunt disclaims beneficial ownership of 8,000 shares held in trust for Mrs. Hunt by her father.
(3) Mr. Showers disclaims beneficial ownership with respect to 3,000 shares owned by his son Thomas Showers.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Pursuant to the Company's Articles of Incorporation, the Board of Directors is divided into three classes of directors, with each director serving a three-year term. Each year only one class of directors is subject to a shareholder vote, and approximately one-third of the directors (presently, two directors in each of two classes and one director in one class) belong to each class.

     One director will be elected at the Annual Meeting to serve a three year term until the Annual Meeting of Shareholders following fiscal year 2000 or until his successor is elected. The Board of Directors has nominated for election the person named below. This nominee is currently a director and has consented to being named as a nominee. It is intended that proxies will be voted for the named nominee. Unless otherwise indicated, this nominee and each continuing director has been engaged in his present occupation as set forth below, or has been an officer with the organization indicated, for more than the past five years. The Board of Directors believes that the nominee named below will be able to serve, but should the nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

     The names, ages and principal occupations of the nominee and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominee and directors.

                                                                        DIRECTOR
NAME AND AGE                       PRINCIPAL OCCUPATION                   SINCE
------------                       --------------------                 --------

TO BE NOMINATED FOR ELECTION FOR A THREE-YEAR TERM:

Dale C. Showers (67)          Retired chairman of Ancor                   1991
                              Communications, Inc. Board of Directors

THE DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING AND WHOSE TERMS WILL EXPIRE IN 1998:

Martin J. Kanter (52)         Director of Tax Services in the accounting  1991
                              firm of Schechter, Dokken, Kanter,
                              Andrews & Selcer, Ltd.

Katie G. Pearson (57)         Director of Operators Human Resources  June 1997
                              of Onan Corporation

THE DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING AND WHOSE TERMS WILL EXPIRE IN 1999:

Thomas F. Hunt (48)*          President                                   1987

Dean R. Pickerell (49)*       Executive Vice President                    1987

----------------

* "Interested Person" as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The following is a brief summary of the business experience of each of the executive officers and directors of the Company.

     DALE C. SHOWERS. Mr. Showers is the Retired Chairman of the Board of Ancor Communications, Inc. Mr. Showers founded Ancor Communications, Inc. in 1986 and was its President and Chief Executive Officer and continues to serve as Chairman of the Board. Between 1980 and 1986, he was a Vice President at Control Data Corporation. While at Control Data Corporation, Mr. Showers was Vice President of OEM Marketing and President of the Small Business Equity Fund.

     THOMAS F. HUNT, JR. Mr. Hunt is president of the Company, and was president of Control Data Community Ventures Fund, Inc. ("CDCVFI"), the Company's predecessor, since 1987. He is also the president, a member of the board of directors, and a stockholder of Capital Dimensions Management Company, Inc. ("CDMC"), an investment advisor which is the investment advisor of the Company.

     DEAN R. PICKERELL. Mr. Pickerell is executive vice president of the Company, and was vice president of CDCVFI, the Company's predecessor, since 1987. He also is executive vice president, a member of the board of directors, and a stockholder of CDMC. Mr. Pickerell joined Control Data Corporation in 1976, where he served in various controller and financial management positions.

     MARTIN J. KANTER. Mr. Kanter is a CPA and has been a director of the Company since July 1991. He has been a stockholder and Director of Tax Services in the accounting firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. since 1990. Prior to 1990, Mr. Kanter held a similar position with Laventhol & Horwath.

     KATIE G. PEARSON. Ms. Pearson has been a director of the Company since June 1997. She is the Director of Operations Human Resources of Onan Corporation, a manufacturer of power generation products, where she has been employed since 1994. From 1989 to 1994 she was employed at Cardiac Pacemakers, and from 1983 to 1989 at Honeywell, in each case in human resource management positions.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" THE ELECTION OF THE NOMINEE.

MEETINGS

     The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also devote their time and attention to the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

     Audit Committee -- This committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports and financial controls of the Company, and reviews the Company's loan underwriting procedures and asset valuation procedure. Members of the Audit Committee are Messrs. Kanter and Pickerell.

     Compensation Committee -- This committee has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's 1997 Stock Plan. Members of the Compensation Committee are Messrs. Kanter and Hunt.

     The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice and received by the Secretary of the Company at least 120 days in advance of an annual meeting.

     The Board of Directors held four formal meetings during fiscal 1997. The Compensation Committee held two formal meetings during fiscal 1997 and the Audit Committee held two formal meetings during fiscal 1997. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

REMUNERATION OF DIRECTORS

     The Company pays members of its Board of Directors who are not employees of the Company an annual fee of $3,000. An additional $2,000 is paid to Mr. Kanter for his service on the Company's Audit and Compensation Committee. On July 12, 1994, the Board of Directors approved the grant to each of three non-employee directors then in office (including Messrs. Kanter and Showers) of a stock option covering 15,000 shares of the Company's Common Stock at an exercise price of $1.83 per share.

              AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
                                  (PROPOSAL 2)

     The Board of Directors has approved an amendment to Article III of the Company's Articles of Incorporation to correct an inadvertent omission of language which limits the Company's corporate purpose to providing assistance to small business concerns owned, in whole or in part, by socially or economically
disadvantaged persons.   Pursuant to the Small Business Investment Act of 1958,
which governs specialized small business investment companies such as the Company, the Company is required to include in its Articles of Incorporation language that limits its purposes. Prior to the merger of Capital Dimensions, Inc. into Capital Dimensions Venture Fund, Inc. which was approved by shareholders on December 18, 1996 (the "Merger"), the Articles of Incorporation of Capital Dimensions Venture Fund, Inc. contained the language referred to below to limit the Company's purpose to investments in companies owned by socially or economically disadvantaged persons. During the Merger, the limiting language was inadvertently omitted from the Articles of Incorporation filed by the Company with the Secretary of State. To correct this omission and insure continued compliance with the Small Business Investment Act of 1958, the Board has proposed amending Article III to add the language underscored below so as to cause Article III to read as it did prior to the Merger. If this proposal is adopted by the Shareholders, Article III will be amended to read as follows (new language is underscored):

     "This Corporation is organized and chartered solely for the purpose of performing the functions and conducting the activities contemplated under the Small Business Investment Act of 1958, as amended from time to time AND WILL PROVIDE ASSISTANCE SOLELY TO SMALL BUSINESS CONCERNS WHICH WILL CONTRIBUTE TO A WELL-BALANCED NATIONAL ECONOMY BY FACILITATING OWNERSHIP OF SUCH CONCERNS BY PERSONS WHOSE PARTICIPATION IN THE FREE ENTERPRISE SYSTEM IS HAMPERED BECAUSE OF SOCIAL OR ECONOMIC DISADVANTAGES."

The proposed amendment will not cause any actual change in how the Company operates or in the regulatory restrictions to which the Company is already subject.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE"FOR" THE ADOPTION OF THE
               PROPOSED AMENDMENTTO THE ARTICLES OF INCORPORATION

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION SUMMARY

     The following table shows the compensation earned for services rendered in all capacities to the Company by the President and the other most highly compensated executive officer of the Company whose salary and bonuses exceeded $100,000 for the fiscal year ended June 30, 1997 (the "Named Executive Officers"):

                 SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 1997
                               ANNUAL COMPENSATION

     NAME AND                               OTHER ANNUAL     ALL OTHER
PRINCIPAL POSITION     SALARY     BONUS     COMPENSATION   COMPENSATION
------------------     ------     -----     ------------   ------------

Thomas F. Hunt, Jr.   $130,000   $60,250     $11,006(1)     $30,000(2)
  President
Dean R. Pickerell      120,000    57,250       6,557(3)      30,000(2)
  Vice President

------------------

(1) Consists of $9,400 for automobile use and $1,606 for other miscellaneous taxable benefits.
(2) Consists of a $30,000 contribution to the Company's Employees Profit Sharing Plus Plan and Money Purchase Plan.
(3) Consists of $4,900 for automobile use and $1,657 for other miscellaneous taxable benefits.

SERVICES PROVIDED BY, AND COMPENSATION OF, INVESTMENT ADVISOR

     Prior to March 31, 1997, the Company was a wholly owned subsidiary of Capital Dimensions, Inc. ("CDI"). Effective March 31, 1997, CDI and the Company were merged with the Company being the surviving entity (the "Merger"). Prior to the Merger, management services were provided to the Company by CDI under a Joint Investment Adviser Management Agreement (the "Management Agreement"). Under the terms of the Merger, CDI's interest in the Management Agreement was assigned to Capital Dimensions Management Company, Inc. ("CDMC"). This assignment was approved by CDI's stockholders.

     Since April 1, 1997, comprehensive management services have been provided to the Company by CDMC. Thomas F. Hunt, Dean R. Pickerell, Stephen A. Lewis, Mervin Winston and Brenda Leonard are stockholders of CDMC and serve as its President and Vice Presidents, respectively. Under the terms of the Management Agreement, CDMC assists the Company in the evaluation of potential investments; monitors its existing portfolio; assists with the disposal of its assets, as directed; and provides accounting and administrative services and such other assistance as the Company's Board of Directors may direct. CDMC performs all tasks related to the preparation and filing of the Company's periodic reports under the Exchange Act. Beginning April 1, 1997, CDMC receives from the Company for its services a monthly management fee equal to one-fourth of one percent (0.25%) of the Company's average monthly assets valued at fair value (equivalent to 3% per annum) less the amount of the Company's payroll and payroll-related expenses paid directly by the Company. For the period beginning April 1, 1997 through June 30, 1997, the Company paid approximately $189,000 for the management services provided by CDMC.

     On April 1, 1997, the Company transferred certain assets, consisting of company vehicles, prepaid balances on employee insurance policies and prepaid rent, to CDMC in exchange for CDMC's promissory note in the amount of $103,123, which represents the book value of the assets on the date of transfer. The promissory note will be retired in accordance with the useful life of these assets over a maximum of five years.

     Currently, the Company is the only investment company or fund to which CDMC provides services. In the future, however, CDMC may provide management and consulting services to other investment funds, which could give rise to conflicts between the interests of the Company and those of other advisees as to the allocation of investment opportunities or the time and attention of management personnel. CDMC has agreed with the Company that it would provide such services to others only with the prior approval of the Company's Board of Directors.

EMPLOYMENT AGREEMENTS

     None of the executive officers and directors of the Company are parties to any employment or severance agreements. Although Messrs. Hunt and Pickerell are employees of the Company, after April 1, 1997 their primary compensation has been paid by CDMC out of the management fee it receives from the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The Company made no option grants to the Named Executive Officers during the fiscal year ended June 30, 1997.

         OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth information with respect to the named executives, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:


                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN
                                                                 UNDERLYING UNEXERCISED            THE-MONEY OPTIONS
                                   SHARES                           OPTIONS AT 6/30/97               AT 6/30/97(1)
                                  ACQUIRED        VALUE        ---------------------------    ---------------------------
        NAME                     ON EXERCISE     REALIZED      EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----                     -----------     --------      -----------   -------------    -----------   -------------
Thomas F. Hunt, Jr.                 31,719       $311,375         48,000            0           $348,000         $0
Dean R. Pickerell                   49,719       $488,075         48,000            0            348,000          0

---------------------------

(1) The amounts set forth represent the difference between the estimated fair value of $10.00 per share and the exercise price of the options, multiplied by the applicable number of shares underlying the options. The estimated fair value of $10.00 per share was established by the Board of Directors as of June 30, 1997.

                  COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, executive officers and 10 percent stockholders to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Company Common Stock and stock options. These insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, and all filed their initial reports on Form 3 on or about October 21, 1997. The Company believes all such forms with respect to transactions occurring after the Company became subject to the 1934 Act were filed on a timely basis.

                                  OTHER MATTERS

     The proxy rules of the SEC permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertains to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's next meeting of Shareholders (for the fiscal year ending June 30, 1998) is expected to be held on or about November 15, 1998 and proxy materials in connection with that meeting are expected to be mailed on or about October 15, 1998. Any shareholder proposals prepared in accordance with the proxy rules for inclusion in the Company's proxy materials must be received by the Company on or before August 15, 1998.

     The Company's Bylaws provide that any shareholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors provided that such shareholder has provided written notice of such intention to the Secretary of the Company. Such notice must be given not less than 60 days nor more than 90 days prior to the meeting date corresponding to the previous year's Annual Meeting. Shareholders desiring to nominate a director should contact the Company's Secretary for a copy of the relevant procedure.

     The Company's Annual Report on Form 10-K for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended June 30, 1997.

     The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

                    By Order of the Board of Directors,


                    Brenda L. Leonard, VICE PRESIDENT AND CORPORATE SECRETARY

                            CAPITAL DIMENSIONS, INC.


PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 1997


     The undersigned hereby appoints Thomas F. Hunt, Jr. and Dean R. Pickerell, or either of them, as proxies with full power of substitution to vote all shares of stock of Capital Dimensions, Inc. of record in the name of the undersigned at the close of business on November 14, 1997 at the Annual Meeting of Shareholders to be held at Two Appletree Square, Suite 326, Bloomington, Minnesota, on December 17 1997, or any adjournment or adjournments, hereby revoking all former proxies.

1.   ELECTION OF DIRECTORS:

     / /  FOR the nominee, Dale C. Showers        / /  WITHHOLD AUTHORITY
                                                       to vote for the nominee

2. PROPOSAL TO AMEND ARTICLE III OF THE COMPANY'S ARTICLES OF INCORPORATION TO CORRECT THE INADVERTENT OMISSION OF LANGUAGE LIMITING THE COMPANY'S PURPOSE TO PROVIDING ASSISTANCE TO SMALL BUSINESS CONCERNS OWNED BY SOCIALLY OR ECONOMICALLY DISADVANTAGED PERSONS:

     / /  FOR                      / /  AGAINST                  / /  ABSTAIN


3. In their discretion, the proxies are authorized to vote upon anyother matters coming before the meeting.

THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1) AND (2) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.


                   , 1997
-------------------                --------------------------------
                                   Signature


                                   --------------------------------
                                   Signature if held jointly

                              Please sign exactly as name(s) are shown at left. When signing as executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.